                                                                   EXHIBIT 10.12

                             STOCK OPTION AGREEMENTS

                             CYBERGUARD CORPORATION

                      NON-STATUTORY STOCK OPTION AGREEMENT

         This Stock Option Agreement ("Agreement") is entered into as of the , 199 , between CyberGuard Corporation ("Corporation"), a Florida corporation having its principal office in Ft. Lauderdale, Florida, and , ("Employee") of the Corporation or one of its subsidiaries.

     1. THE OPTION. Under and subject to the provisions of the Corporation's Employee Stock Option Plan as in effect from time to time ("Plan"), the Corporation hereby grants to Employee a non-statutory option to purchase an
aggregate of      shares of Common Stock of the Corporation at the price of
U.S. $     per share ("Option"), subject to the following conditions:

          (a) The Option shall not be exercisable to any extent until and unless the Employee shall have remained continuously in the employ of the Corporation for one year from the date of hire. Nothing herein shall limit or restrict the Corporation's rights to terminate the Employee's employment.

          (b) During the lifetime of the Employee, the Option shall be exercisable only by the Employee, and (except when Section 2 is applicable) only while the Employee continues as an employee of the Corporation.

          (c) Notwithstanding any other provision of this Agreement, the Option shall expire no later than five years from the date hereof and shall not be exercisable thereafter.

          (d) The number of shares of Common Stock with respect to which the Option may be exercised from time to time is limited to the following percentages of the aggregate number of shares optioned hereby:

               (i) After the end of one year and prior to the end of two years from the date hereof, not more than thirty-three percent (33.333%);

               (ii) After the end of two years and prior to the end of three years from the date hereof, not more than sixty-six percent (66.666%);

               (iii) After the end of three years from the date hereof, one-hundred percent (100%).

     2. TERMINATION OF EMPLOYMENT

          (a) DEATH. In the event of the death of the Employee, the Option shall be (i) exercisable only by the executor or administrator of the Employee's estate or by the person or persons to whom the Employee's rights under the Option shall pass by the Employee's will or the laws of descent and distribution, (ii) exercisable if and to the extent that the

     Option was exercisable at the date of the Employee's death and (iii) shall remain exercisable for the shorter of (a) one year following Employee's death or (b) the remainder of the period of exercisability as stated in
     Section 1(c).

          (b) DISABILITY. In the event of termination of Employee's employment due to disability of the Employee, the Option shall be exercisable by the Employee only to the extent that the Option was exercisable at the date of such cessation of employment, and no more, and shall remain exercisable for the shorter of (i) one year following Employee's termination of employment or (ii) the remainder of the period of exercisability as stated in Section 1(c).

          (c) RETIREMENT. In the event of Retirement of the Employee, the Option shall be exercisable by the Employee only to the extent that the Option was exercisable at the date of such cessation of employment, and no more, and shall remain exercisable for the shorter of (i) one year following Employee's termination of employment or (ii) the remainder of the period of exercisability as stated in Section 1(c). The term "Retirement" is specially defined in the Plan; generally, a termination in service from the Company will be covered by provisions regarding terminations for reasons other than death, disability, or Retirement, and not this paragraph.

          (d) TERMINATION OF EMPLOYMENT. In the event of termination of Employee's employment for reasons other than death, disability or Retirement, the Option shall be exercisable by the Employee only to the extent that it was exercisable at the date of such cessation of employment, and no more, and shall remain exercisable for the shorter of (i) three (3) months following Employee's termination of employment or (ii) the remainder of the period of exercisability as stated in Section 1(c).

          (e) CHANGE OF CONTROL. If a "Change of Control" (as defined in the
     Plan) shall occur and Employee's employment is thereafter terminated by the Corporation, then the Options shall become 100% immediately exercisable in full (to the extent that they otherwise have not expired) and shall remain exercisable for the shorter of (i) one year following Employee's termination of employment or (ii) the remainder of the period of exercisability as stated in Section 1(c).

Notwithstanding the foregoing provisions of this section 2, in the event that:
(x) the Employee has entered into an Employment Agreement with the Corporation (the "Employment Agreement"); and (y) if Employee's Employment Agreement is terminated under circumstances that give Employee a longer period of exercise or greater rights than those set forth in this Agreement, then the terms and conditions governing exercisability and continuation of the Option after termination of Employment contained in the Employment Agreement shall supersede those set forth in this Agreement.

     3. EXERCISE OF OPTION. The Option may be exercised by delivering to the Corporation at the office of the Corporate Secretary (a) a written notice, signed by the person entitled to exercise the Option, stating the number of shares such person then elects to purchase hereunder, (b) payment in an amount equal to the full purchase price of the shares then to be purchased, and (c) in the event the Option is exercised by any person other than the Employee, evidence satisfactory to the Corporation that such person has the right to exercise the Option. If it is required (in the estimation of the Corporation), the Corporation also may require the payment of any withholding or other applicable taxes at the time of exercise of the Option. Payment shall be made (i) in cash, (ii) in previously acquired shares of Common Stock of the Corporation, valued at their Fair Market Value on the day preceding the exercise date of the Option, or (iii) in any combination of cash and such shares. Shares tendered in payment of the purchase price which have been acquired through an exercise of a stock option shall have been held at least six (6) months prior to exercise of the Option. Upon the due exercise of the Option, the Corporation shall issue in the name of the person exercising the Option, and deliver to the Employee, one or more certificates for the shares in respect of which the Option shall have been so exercised. The Employee acknowledges that the Employee does not have any rights as a shareholder in respect of any shares as to which the Option shall not have been duly exercised and that no rights as a shareholder shall arise in respect of any such shares until and except to the extent that a certificate or certificates for such shares shall have been issued.

     4. PROHIBITION AGAINST TRANSFER. The Option and rights granted by the Corporation under this Agreement are not transferable except by will or the laws of descent and distribution. Without limiting the generality of the foregoing, the Option may not be assigned, transferred except as aforesaid, pledged or hypothecated, shall not be assignable by operation of law, and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, or the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

     5. ADJUSTMENTS. In case there shall be a merger, reorganization, consolidation, recapitalization, stock dividend, a change in corporate structure such that shares of Common Stock are changed into or become exchangeable for a larger or smaller number of shares, or an issuance of Common Stock by the Corporation in exchange for which the Corporation (or its then current shareholders, on a pro-rata basis) does not receive cash or other property, the number of shares subject to outstanding Options shall be increased or decreased in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such change in corporate structure. The number of shares shall always be a whole number, and the purchase price per share of any outstanding Options shall, in the case of an increase in the number of shares, be proportionately reduced, and in the case of a decrease in the number of shares, shall be proportionately increased.

     6. EMPLOYMENT BY PARENT, SUBSIDIARY OR SUCCESSOR. For the purpose of this Agreement, employment by a parent or subsidiary of or a successor to the Corporation shall be considered employment by the Corporation. "Parent" and "subsidiary" as used herein shall have the meaning of "parent" and "subsidiary corporation," respectively, as defined in Section 424 of the Internal Revenue Code of 1986, as amended, or subsequent comparable statute.

     7. COMMITTEE. The Corporation's Board of Directors and the Committee administering the Plan shall have authority, subject to the express provisions of the Plan as in effect from time to time, to construe this Agreement and the Plan, to establish, amend and rescind rules and regulations relating to the Plan, and to make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency.

     8. INCORPORATION OF PLAN PROVISIONS. This Agreement is made pursuant to the Plan, the terms and conditions of which are hereby incorporated by reference. Capitalized terms not otherwise defined herein have the meanings set forth in the Plan. In the event of a conflict between the terms of this Agreement and the Plan, the terms of the Plan shall govern.

     9. MISCELLANEOUS.

          (i) Words such as "herein", "hereof" and "hereunder" when used in this Agreement shall refer to this Agreement as a whole unless the context requires otherwise.

          (ii) This Agreement embodies the entire agreement between the parties hereto with respect to the Option.

          (iii) This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

          (iv) This Agreement may be amended or modified only in a written document executed by both of the parties hereto.

          (v) No waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the party granting such waiver and then such waiver shall be effective only in the specific instance and for the specific purpose for which given.

         IN WITNESS WHEREOF, the parties hereto have executed this Stock Option Agreement in duplicate as of the day and year first above written.

CYBERGUARD CORPORATION                          EMPLOYEE

By:
   -------------------------------------        --------------------------------
   Tommy D. Steele, President and
   Chief Operating Officer


                             CYBERGUARD CORPORATION

                        INCENTIVE STOCK OPTION AGREEMENT

         This Stock Option Agreement ("Agreement") is entered into as of the , 199 , between CyberGuard Corporation ("Corporation"), a Florida corporation having its principal office in Ft. Lauderdale, Florida, and , ("Employee") of the Corporation or one of its subsidiaries.

     1. THE OPTION. Under and subject to the provisions of the Corporation's Stock Incentive Plan as in effect from time to time ("Plan"), the Corporation hereby grants to Employee an incentive stock option, that is intended to comply with Section 422 of the Internal Revenue Code, to purchase an aggregate of
shares of Common Stock of the Corporation at the price of U.S. $    per share
("Option"), subject to the following conditions:

          (a) The Option shall not be exercisable to any extent until and unless the Employee shall have remained continuously in the employ of the Corporation for one year from the date of hire. Nothing herein shall limit or restrict the Corporation's rights to terminate the Employee's employment.

          (b) During the lifetime of the Employee, the Option shall be exercisable only by the Employee, and (except when Section 2 is applicable) only while the Employee continues as an employee of the Corporation.

          (c) Notwithstanding any other provision of this Agreement, the Option shall expire no later than five years from the date hereof and shall not be exercisable thereafter.

          (d) The number of shares of Common Stock with respect to which the Option may be exercised from time to time is limited to the following percentages of the aggregate number of shares optioned hereby:

               (iv) After the end of one year and prior to the end of two years from the date hereof, not more than thirty-three percent (33.333%);

               (v) After the end of two years and prior to the end of three years from the date hereof, not more than sixty-six percent (66.666%);

               (vi) After the end of three years from the date hereof, one-hundred percent (100%).

     2. TERMINATION OF EMPLOYMENT

          (a) DEATH. In the event of the death of the Employee, the Option shall be (i) exercisable only by the executor or administrator of the Employee's estate or by the person or persons to whom the Employee's rights under the Option shall pass by the Employee's will or the laws of descent and distribution, (ii) exercisable if and to the extent that the Option was exercisable at the date of the Employee's death and (iii) shall remain exercisable for the shorter of (a) one year following Employee's death or
     (b) the remainder of the period of exercisability as stated in Section
     1(c).

          (b) DISABILITY. In the event of termination of Employee's employment due to disability of the Employee, the Option shall be exercisable by the Employee only to the extent that the Option was exercisable at the date of such cessation of employment, and no more, and shall remain exercisable for the shorter of (i) one year following Employee's termination of employment or (ii) the remainder of the period of exercisability as stated in Section 1(c).

          (c) RETIREMENT. In the event of Retirement of the Employee, the Option shall be exercisable by the Employee only to the extent that the Option was exercisable at the date of such cessation of employment, and no more, and shall remain exercisable for the shorter of (i) one year following Employee's termination of employment or (ii) the remainder of the period of exercisability as stated in Section 1(c). The term "Retirement" is specially defined in the Plan; generally, a termination in service from the Company will be covered by provisions regarding terminations for reasons other than death, disability, or Retirement, and not this paragraph.

          (d) TERMINATION OF EMPLOYMENT. In the event of termination of Employee's employment for reasons other than death, disability or Retirement, the Option shall be exercisable by the Employee only to the extent that it was exercisable at the date of such cessation of employment, and no more, and shall remain exercisable for the shorter of (i) three (3) months following Employee's termination of employment or (ii) the remainder of the period of exercisability as stated in Section 1(c).

          (e) CHANGE OF CONTROL. If a "Change of Control" (as defined in the
     Plan) shall occur and Employee's employment is thereafter terminated by the Corporation, then the Options shall become 100% immediately exercisable in full (to the extent that they otherwise have not expired) and shall remain exercisable for the shorter of (i) one year following Employee's termination of employment or (ii) the remainder of the period of exercisability as stated in Section 1(c).

Notwithstanding the foregoing provisions of this section 2, in the event that:
(x) the Employee has entered into an Employment Agreement with the Corporation (the "Employment Agreement"); and (y) if Employee's Employment Agreement is terminated under circumstances that give Employee a longer period of exercise or greater rights than those set forth in this Agreement, then the terms and conditions governing exercisability and continuation of the Option after termination of Employment contained in the Employment Agreement shall supersede those set forth in this Agreement.

     3. EXERCISE OF OPTION. The Option may be exercised by delivering to the Corporation at the office of the Corporate Secretary (a) a written notice, signed by the person entitled to exercise the Option, stating the number of shares such person then elects to purchase hereunder, (b) payment in an amount equal to the full purchase price of the shares then to be purchased, and (c) in the event the Option is exercised by any person other than the Employee, evidence satisfactory to the Corporation that such person has the right to exercise the Option. If it is required (in the estimation of the Corporation), the Corporation also may require the payment of any withholding or other applicable taxes at the time of exercise of the Option. Payment shall be made
(i) in cash, (ii) in previously acquired shares of Common Stock of the Corporation, valued at their Fair Market Value on the day preceding the exercise date of the Option, or (iii) in any combination of cash and such shares. Shares tendered in payment of the purchase price which have been acquired through an exercise of a stock option shall have been held at least six (6) months prior to exercise of the Option. Upon the due exercise of the Option, the Corporation shall issue in the name of the person exercising the Option, and deliver to the Employee, one or more certificates for the shares in respect of which the Option shall have been so exercised. The Employee acknowledges that the Employee does not have any rights as a shareholder in respect of any shares as to which the Option shall not have been duly exercised and that no rights as a shareholder shall arise in respect of any such shares until and except to the extent that a certificate or certificates for such shares shall have been issued.

     4. PROHIBITION AGAINST TRANSFER. The Option and rights granted by the Corporation under this Agreement are not transferable except by will or the laws of descent and distribution. Without limiting the generality of the foregoing, the Option may not be assigned, transferred except as aforesaid, pledged or hypothecated, shall not be assignable by operation of law, and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, or the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

     5. ADJUSTMENTS. In case there shall be a merger, reorganization, consolidation, recapitalization, stock dividend, a change in corporate structure such that shares of Common Stock are changed into or become exchangeable for a larger or smaller number of shares, or an issuance of Common Stock by the Corporation in exchange for which the Corporation (or its then current shareholders, on a pro-rata basis) does not receive cash or other property, the number of shares subject to outstanding Options shall be increased or decreased in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such change in corporate structure. The number of shares shall always be a whole number, and the purchase price per share of any outstanding Options shall, in the case of an increase in the number of shares, be proportionately reduced, and in the case of a decrease in the number of shares, shall be proportionately increased.

     6. EMPLOYMENT BY PARENT, SUBSIDIARY OR SUCCESSOR. For the purpose of this Agreement, employment by a parent or subsidiary of or a successor to the Corporation shall be considered employment by the Corporation. "Parent" and "subsidiary" as used herein shall have the meaning of "parent" and "subsidiary corporation," respectively, as defined in Section 424 of the Internal Revenue Code of 1986, as amended, or subsequent comparable statute.

     7. COMMITTEE. The Corporation's Board of Directors and the Committee administering the Plan shall have authority, subject to the express provisions of the Plan as in effect from time to time, to construe this Agreement and the Plan, to establish, amend and rescind rules and regulations relating to the Plan, and to make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency.

     8. INCORPORATION OF PLAN PROVISIONS. This Agreement is made pursuant to the Plan, the terms and conditions of which are hereby incorporated by reference. Capitalized terms not otherwise defined herein have the meanings set forth in the Plan. In the event of a conflict between the terms of this Agreement and the Plan, the terms of the Plan shall govern.

     9. MISCELLANEOUS.

               (iii) Words such as "herein", "hereof" and "hereunder" when used in this Agreement shall refer to this Agreement as a whole unless the context requires otherwise. (iv) This Agreement embodies the entire agreement between the parties hereto with respect to the Option.

               (iii) This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

               (iv) This Agreement may be amended or modified only in a written document executed by both of the parties hereto.

               (v) No waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the party granting such waiver and then such waiver shall be effective only in the specific instance and for the specific purpose for which given.

     IN WITNESS WHEREOF, the parties hereto have executed this Stock Option Agreement in duplicate as of the day and year first above written.

CYBERGUARD CORPORATION                       EMPLOYEE



By:
   -----------------------------------       ----------------------------------
     Tommy D. Steele, President and
     Chief Operating Officer

                             CYBERGUARD CORPORATION

                      NON-STATUTORY STOCK OPTION AGREEMENT

     This Stock Option Agreement ("Agreement") is entered into as of the       ,
199 , between CyberGuard Corporation (the "Corporation"), a Florida corporation
having its principal office in Ft. Lauderdale, Florida, and         ,
("Employee") of the Corporation or one of its subsidiaries.

     WHEREAS, the Corporation and the Employee have previously entered into one or more stock option agreement(s) as more fully described below ("Old Options");

     WHEREAS, in consideration of Employee's agreement to fully terminate all the Old Options, the Corporation hereby agrees to grant to Employee a "New Option" (as defined below) to completely replace the Old Options.

     NOW THEREFORE, the Corporation and Employee hereby agree as follows:

     1. NEW OPTION. Under and subject to the provisions of the Corporation's Employee Stock Option Plan as in effect from time to time ("Plan"), the Corporation hereby grants to Employee a non-statutory option to purchase an aggregate of the number of shares of Common Stock of the Corporation as set
forth on Exhibit B attached hereto at the price of U.S. $     per share ("New
Option"), subject to the following conditions:

          (a) The New Option shall not be exercisable to any extent until and unless the Employee shall have remained continuously in the employ of the Corporation until at least May 6, 1999; provided, however, that if the Employee's employment is terminated for any of the reasons stated in subsections 2(a), 2(b), 2(c) or 2(d) of this Agreement, then the requirement that Employee remain continuously in the employ of the Corporation until at least May 6, 1999 shall be waived by the Corporation and the New Options shall become exercisable to the extent and for the time period stated in the applicable subsections of Section 2. Nothing herein shall limit or restrict the Corporation's rights to terminate the Employee's employment.

          (b) During the lifetime of the Employee, the New Option shall be exercisable only by the Employee, and (except when Section 2 is applicable) only while the Employee continues as an employee of the Corporation.

          (c) Notwithstanding any other provision of this Agreement, the New Option shall expire in accordance with the schedule set forth on Exhibit B hereof, but in no event later than five years from the date hereof, and shall not be exercisable thereafter.

          (d) The number of shares of Common Stock with respect to which the New Option may be exercised from time to time is limited to the percentages of the aggregate number of shares optioned hereby as set forth in Exhibit B attached hereto.

          (e) By executing this Agreement, Employee acknowledges and agrees that all Old Options are hereby fully and finally terminated, are void and are of no further force or effect. The New Option granted to Employee herein replaces the Old Options in their entirety. As used herein, the term "Old Option" shall mean all options, rights and option agreements dated on or before September 3, 1998 between Corporation and Employee under which Employee has the right to purchase shares of Corporation Common Stock from the Corporation at a stated exercise price per share (collectively, the "Old Options"). Without limiting the generality of the foregoing sentence, attached hereto as Exhibit A is a description of the Old Options. Notwithstanding the attachment of Exhibit A, it is the intention of the parties hereto that this Agreement shall terminate all options, rights and option agreements dated on or before September 3, 1998 between Corporation and Employee under which Employee has the right to purchase shares of Corporation Common Stock from the Corporation at a stated exercise price per share, whether or not such options, warrants or agreements are listed on Exhibit A.

          (f) This Agreement is not intended to terminate employment agreements (if any) between the Employee and the Corporation that provide generally for the rights and duties of the Employee and the Corporation with respect to Employee's employment with the Corporation, but if any such employment agreements are dated on or before September 3, 1998 and contain provisions that grant options to Employee to purchase Corporation stock, then the options granted by such provisions are intended to be Old Options under this Agreement and are hereby terminated.

     2. TERMINATION OF EMPLOYMENT. If any of the events described in subsections
(a), (b), (c), or (d) below occur on or before May 6, 1999, then the New Options shall become immediately exercisable to the extent that they are otherwise exercisable in accordance with the vesting schedule set forth in Exhibit B, and shall remain exercisable for the period of time as stated in the applicable subsection below. If any of the events described in subsections (a), (b), (c), or (d) below occur after May 6, 1999, then the New Options, to the extent that they are then otherwise exercisable in accordance with the vesting schedule set forth in Exhibit B, shall remain exercisable for the period of time as stated in the applicable subsection below. If the event described in subsection (e) below occurs on or before May 6, 1999, then the New Options shall terminate at the time of termination of employment. If a "Change of Control" (as defined in the Plan) shall occur and Employee's employment is thereafter terminated, then the provisions of subsection (f) below shall control.

          (a) DEATH. In the event of the death of the Employee, the New Option shall be (i) exercisable only by the executor or administrator of the Employee's estate or by the person or persons to whom the Employee's rights under the New Option shall pass by the Employee's will or the laws of descent and distribution, (ii) exercisable if and to the extent that the New Option was exercisable at the date of the Employee's death and (iii) shall remain exercisable for the shorter of (a) one year following Employee's death or (b) with respect to each option, the remainder of the period of exercisability as stated in Exhibit B attached hereto.

          (b) DISABILITY. In the event of termination of Employee's employment due to disability of the Employee, the New Option shall be exercisable by the Employee only to the extent that the New Option was exercisable at the date of such cessation of employment, and no more, and shall remain exercisable for the shorter of (a) one year following Employee's termination of employment or (b) with respect to each option, the remainder of the period of exercisability as stated in Exhibit B attached hereto.

          (c) RETIREMENT. In the event of Retirement of the Employee, the New Option shall be exercisable by the Employee only to the extent that the New Option was exercisable at the date of such cessation of employment, and no more, and shall remain exercisable for the shorter of (a) one year following Employee's termination of employment or (b) with respect to each option, the remainder of the period of exercisability as stated in Exhibit B attached hereto. The term "Retirement" is specially defined in the Plan; generally, a termination in service from the Corporation will be covered by provisions regarding terminations for reasons other than death, disability, or Retirement, and not this paragraph.

          (d) TERMINATION OF EMPLOYMENT BY THE CORPORATION. In the event of termination of Employee's employment by the Corporation, the New Option shall be exercisable only to the extent that it was exercisable at the date of such cessation of employment, and no more, and shall remain exercisable for the shorter of (a) three months following Employee's termination of employment or (b) with respect to each option, the remainder of the period of exercisability as stated in Exhibit B attached hereto.

          (e) TERMINATION OF EMPLOYMENT BY THE EMPLOYEE. In the event of termination of employment by the Employee for reasons other than death, disability or Retirement, the New Option shall be exercisable only to the extent that it was exercisable at the date of such cessation of employment, and no more, and shall remain exercisable for the shorter of (a) three months following Employee's termination of employment or (b) with respect to each option, the remainder of the period of exercisability as stated in Exhibit B attached hereto.

          (f) CHANGE OF CONTROL. If a "Change of Control" (as defined in the
     Plan) shall occur and Employee's employment is thereafter terminated by the Corporation, then the New Options shall become 100% immediately exercisable in full (to the extent that they otherwise have not expired) and shall remain exercisable for the shorter of (a) one year following Employee's termination of employment or (b) with respect to each option, the remainder of the period of exercisability as stated in Exhibit B attached hereto.

Notwithstanding the foregoing provisions of this section 2, in the event that:
(x) the Employee has entered into an Employment Agreement with the Corporation (the "Employment Agreement"); and (y) if Employee's Employment Agreement is terminated under circumstances that give Employee a longer period of exercise or greater rights than those set forth in this Agreement, then the terms and conditions governing exercisability and continuation of the New Option after termination of Employment contained in the Employment Agreement shall supersede those set forth in this Agreement.

     3. EXERCISE OF NEW OPTION. The New Option may be exercised by delivering to the Corporation at the office of the Corporate Secretary (i) a written notice, signed by the person entitled to exercise the New Option, stating the number of shares such person then elects to purchase hereunder, (ii) payment in an amount equal to the full purchase price of the shares then to be purchased, and (iii) in the event the New Option is exercised by any person other than the Employee, evidence satisfactory to the Corporation that such person has the right to exercise the New Option. If it is required (in the estimation of the Corporation), the Corporation also may require the payment of any withholding or other applicable taxes at the time of exercise of the New Option. Payment shall be made (a) in cash, (b) in previously acquired shares of Common Stock of the Corporation, valued at their Fair Market Value on the day preceding the exercise date of the New Option, or (c) in any combination of cash and such shares. Shares tendered in payment of the purchase price which have been acquired through an exercise of a stock option shall have been held at least six (6) months prior to exercise of the New Option. Upon the due exercise of the New Option, the Corporation shall issue in the name of the person exercising the New Option, and deliver to the Employee, one or more certificates for the shares in respect of which the New Option shall have been so exercised. The Employee acknowledges that the Employee does not have any rights as a shareholder in respect of any shares as to which the New Option shall not have been duly exercised and that no rights as a shareholder shall arise in respect of any such shares until and except to the extent that a certificate or certificates for such shares shall have been issued.

     4. PROHIBITION AGAINST TRANSFER. The New Option and rights granted by the Corporation under this Agreement are not transferable except by will or the laws of descent and distribution. Without limiting the generality of the foregoing, the New Option may not be assigned, transferred except as aforesaid, pledged or hypothecated, shall not be assignable by operation of law, and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the New Option contrary to the provisions hereof, or the levy of any execution, attachment or similar process upon the New Option, shall be null and void and without effect.

     5. ADJUSTMENTS. In case there shall be a merger, reorganization, consolidation, recapitalization, stock dividend, a change in corporate structure such that shares of Common Stock are changed into or become exchangeable for a larger or smaller number of shares, or an issuance of Common Stock by the Corporation in exchange for which the Corporation (or its current shareholders, on a pro-rata basis) does not receive cash or other property, the number of shares subject to outstanding New Options shall be increased or decreased in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such change. The number of shares shall always be a whole number, and the purchase price per share of any outstanding New Options shall, in the case of an increase in the number of shares, be proportionately reduced, and in the case of a decrease in the number of shares, shall be proportionately increased.

     6. EMPLOYMENT BY PARENT, SUBSIDIARY OR SUCCESSOR. For the purpose of this Agreement, employment by a parent or subsidiary of or a successor to the Corporation shall be considered employment by the Corporation. "Parent" and "subsidiary" as used herein shall have the meaning of "parent" and "subsidiary corporation," respectively, as defined in Section 424 of the Internal Revenue Code of 1986, as amended, or subsequent comparable statute.

     7. COMMITTEE. The Corporation's Board of Directors and the Committee administering the Plan shall have authority, subject to the express provisions of the Plan as in effect from time to time, to construe this Agreement and the Plan, to establish, amend and rescind rules and regulations relating to the Plan, and to make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency.

     8. INCORPORATION OF PLAN PROVISIONS. This Agreement is made pursuant to the Plan, the terms and conditions of which are hereby incorporated by reference. Capitalized terms not otherwise defined herein have the meanings set forth in the Plan. In the event of a conflict between the terms of this Agreement and the Plan, the terms of the Plan shall govern.

     9. MISCELLANEOUS.

               (i) Words such as "herein", "hereof" and "hereunder" when used in this Agreement shall refer to this Agreement as a whole unless the context requires otherwise.

               (ii) This Agreement embodies the entire agreement and understanding of the parties with respect to the Old Options and the New Options.

               (iii) This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

               (iv) This Agreement may be amended or modified only in a written document executed by both of the parties hereto.

               (v) No waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the party granting such waiver and then such waiver shall be effective only in the specific instance and for the specific purpose for which given.

         IN WITNESS WHEREOF, the parties hereto have executed this Stock Option Agreement in duplicate as of the day and year first above written.

CYBERGUARD CORPORATION                       EMPLOYEE

By:
   -----------------------------------       ----------------------------------

     Tommy D. Steele, President and
     Chief Operating Officer


                 DIRECTORS NON-STATUTORY STOCK OPTION AGREEMENT
                                    UNDER THE
                   CYBERGUARD CORPORATION STOCK INCENTIVE PLAN

     This Stock Option Agreement ("Agreement") is entered into as of the    day
of            , 199 , between CyberGuard Corporation (the "Corporation"), a
Florida corporation having its principal office in Ft. Lauderdale, Florida, and , (the "Director"), a director of the Corporation.

     1. THE OPTION. Under and subject to the provisions of the Corporation's Stock Incentive Plan as in effect on the date hereof (the "Plan"), the Corporation hereby grants to the Director a Non-Statutory Stock Option
("Option"), to acquire        shares of the Corporation's Common Stock at the
price of $      per share, that was the fair market value of the Common Stock on the date of grant, as follows:

          (a) The Option shall be exercisable immediately and shall remain exercisable for ten years from the date hereof, except in the event of the Director's death, in which case it shall remain exercisable as described in the Plan.

          (b) During the lifetime of the Director, the Option shall be exercisable only by the Director; after the Director's death, the Option shall be exercisable as described in the Plan.

          (c) Notwithstanding any other provision of this Agreement, the Option shall expire no later than ten years from the date of this Agreement, and shall not be exercisable thereafter.

          (d) Upon a Change in Control, any outstanding Option shall immediately become exercisable.

     2. EXERCISE OF OPTION. The Option may be exercised by delivering to the Corporation at the office of the Corporate Secretary (i) a written notice, signed by the person entitled to exercise the Option, stating the number of shares such person then elects to purchase hereunder, (ii) payment in an amount equal to the full purchase price of the shares then to be purchased, and (iii) in the event the Option is exercised by any person other than the Director, evidence satisfactory to the Corporation that such person has the right to exercise the Option. Payment shall be made (a) in cash, (b) in previously acquired shares of Common Stock of the Corporation, valued at their Fair Market Value on the day preceding the exercise date of the Option, or (c) in any combination of cash and such shares. Shares tendered in payment of the purchase price which have been acquired through an exercise of a stock option shall have been held at least six (6) months prior to exercise of the Option. Upon the due exercise of the Option, the Corporation shall issue in the name of the person exercising the Option, and deliver to the Director, one or more certificates for the shares in respect of which the Option shall have been so exercised. The Director acknowledges that the Director does not have any rights as a shareholder in respect of any shares as to which the Option shall not have been duly exercised and that no rights as a shareholder shall arise in respect of any such shares until and except to the extent that a certificate or certificates for such shares shall have been issued.

     3. PROHIBITION AGAINST TRANSFER. The Option and rights granted by the Corporation under this Agreement are not transferable except by will or the laws of descent and distribution. Without limiting the generality of the foregoing, the Option may not be assigned, transferred except as aforesaid, pledged or hypothecated, shall not be assignable by operation of law, and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, or the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

     4. ADJUSTMENTS. In case there shall be a merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure such that shares of Common Stock are changed into or become exchangeable for a larger or smaller number of shares, the number of shares subject to outstanding Options shall be increased or decreased in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such change in corporate structure. The number of shares shall always be a whole number, and the purchase price per share of any outstanding Options shall, in the case of an increase in the number of shares, be proportionately reduced, and in the case of a decrease in the number of shares, shall be proportionately increased.

     5. COMMITTEE. The Committee administering the Plan shall have authority, subject to the express provisions of the Plan as in effect from time to time, to construe this Agreement and the Plan, to establish, amend and rescind rules and regulations relating to the Plan, and to make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency.

     6. INCORPORATION OF PLAN PROVISIONS. This Agreement is made pursuant to the Plan, the terms and conditions of which are hereby incorporated by reference. Capitalized terms not otherwise defined herein have the meanings set forth in the Plan. In the event of a conflict between the terms of this Agreement and the Plan, the terms of the Plan shall govern.

         7. MISCELLANEOUS. Words such as "herein", "hereof" and "hereunder" when used in this Agreement shall refer to this Agreement as a whole unless the context otherwise requires. This Agreement, together with any written Employment Agreement between Employee and Corporation, constitute the entire agreement and supersede all prior agreements and understandings, both oral and written, between the parties hereto with respect to the subject matter hereof, and, except as expressly provided herein and therein, are not intended to confer upon any person other than the parties hereto any rights or remedies. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida. This Agreement may be amended or modified only in a written document executed by both of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Stock Option Agreement in duplicate as of the day and year first above written.



                                   CYBERGUARD CORPORATION

                                   By:
                                      --------------------------------



                                   -----------------------------------
                                                Director